                                                                   EXHIBIT 10.57
                         FORM OF TERMINATION AGREEMENT
                         -----------------------------

          This TERMINATION AGREEMENT (this "Amendment") is made this ___ day of
                                            ---------
April, 2000, by and among ZEFER Corp., a Delaware corporation (the "Company"),
                                                                    -------
GTCR Fund VI, L.P., a Delaware limited partnership ("GTCR Fund VI"), GTCR VI
                                                     ------------
Executive Fund, L.P., a Delaware limited partnership ("Executive Fund"), GTCR
                                                       --------------
Associates VI, a Delaware general partnership ("Associates Fund"), GTCR Capital
                                                ---------------
Partners, L.P., a Delaware limited partnership ("GTCR Capital") and GTCR Golder
                                                 ------------
Rauner, L.L.C. ("Golder Rauner").  GTCR Fund VI, Executive Fund and Associates
                 -------------
Fund are collectively referred to herein as the "Purchasers" and individually as
                                                 ----------
a "Purchaser."
   ---------

          WHEREAS, the Company and the Purchasers are parties to that certain Purchase Agreement, dated as of March 23, 1999 (as amended and modified from time to time) (the "Purchase Agreement"); and
                    ------------------

          WHEREAS, the Company, the Purchasers and certain stockholders of the Company are parties to that certain Stockholders Agreement, dated as of March 23, 1999 (as amended and modified from time to time) (the "Stockholders
                                                           ------------
Agreement"); and
---------

          WHEREAS, the Company and Golder Rauner are parties to that certain Professional Services Agreement, dated as of March 23, 1999 (as amended and modified from time to time) (the "Services Agreement"); and
                                  ------------------

          WHEREAS, the parties hereto wish to clarify that the Purchase Agreement, the Stockholders Agreement and the Services Agreement shall terminate upon the closing (the "Closing") of the Company's initial public offering of its
                       -------
common stock pursuant to an effective registration statement under the Securities Act of 1933 (the "IPO");
                             ---

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Purchase Agreement, and the rights and obligations of each party thereto, shall terminate effective upon the Closing.

     2. The Stockholders Agreement, and the rights and obligations of each party thereto, shall terminate effective upon the Closing. Subject to the Closing, the Purchasers and GTCR Capital waive the requirement that the persons (the "Transferees") to whom certain stockholders of the Company (the
      -----------
"Transferors") have transferred Stockholder Shares (as defined in the
 -----------
Stockholders Agreement) execute and deliver to the Company and the other Stockholders (as defined in the Stockholders Agreement) a Joinder to Stockholders Agreement or an instrument agreeing to be bound by the restrictions on transfer embodied in employment agreements entered into between the Company and each of the Transferors. The parties hereto acknowledge that, under separate cover of even date herewith, the Company has provided the Purchasers and GTCR Capital with a list of the Transferors, Transferees and Stockholder Shares transferred from the Transferors to the Transferees. Subject to the Closing, the Company, the Purchasers and GTCR Capital also waive any first refusal rights set forth in Section 4 of the Stockholders Agreement with respect to the Stockholder Shares transferred by the Transferors to the Transferees.

     3. The Services Agreement, and the rights and obligations of each party thereto, shall terminate effective upon the Closing. The parties hereto confirm that no placement fees will be payable by the Company to GTCR in connection with the IPO.

     4. Subject to the Closing, the parties hereto hereby mutually release and forever discharge each other, and their respective employees, officers, directors, agents, attorneys, successors, subsidiaries, and affiliates from any and all liabilities, obligations, disputes, suits, causes of action and all other claims of every kind and nature which they now have or ever had which arise out of or in connection with the Purchase Agreement, the Stockholders Agreement and the Services Agreement. The parties hereto further agree and acknowledge that there are no amounts due or payable pursuant to any other party pursuant to the terms of the Purchase Agreement, the Stockholders Agreement or the Services Agreement.

     5. This Agreement may be executed in two or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.


                             *      *      *      *

                                       2
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.


                                    ZEFER CORP.

                                    By:
                                         ---------------------------------
                                    Its: President
                                         ---------------------------------


                                    GTCR GOLDER RAUNER, L.L.C.

                                    By:
                                         ---------------------------------
                                    Its: Principal


                                    GTCR FUND VI, L.P.

                                    By:  GTCR Partners VI, L.P.
                                    Its: General Partner

                                    By:  GTCR Golder Rauner, LLC
                                    Its: General Partner

                                    By:
                                         ---------------------------------
                                    Its: Principal


                                    GTCR VI EXECUTIVE FUND, L.P.

                                    By:  GTCR Partners VI, L.P.
                                    Its: General Partner

                                    By:  GTCR Golder Rauner, L.L.C.
                                    Its: General Partner

                                    By:
                                         ---------------------------------
                                    Its: Principal


                               SIGNATURE PAGE TO
                             TERMINATION AGREEMENT

                                    GTCR ASSOCIATES VI

                                    By:  GTCR Partners VI, L.P.
                                    Its: Managing General Partner

                                    By:  GTCR Golder Rauner, L.L.C.
                                    Its: General Partner

                                    By
                                         ---------------------------------
                                    Its: Principal


                                    GTCR CAPITAL PARTNERS, L.P.

                                    By:  GTCR Mezzanine Partners, L.P.
                                    Its: General Partner

                                    By:  GTCR Partners VI, L.P.
                                    Its: General Partner

                                    By:  GTCR Golder Rauner, L.L.C.
                                    Its: General Partner

                                    By:
                                         ---------------------------------
                                    Its: Principal


                               SIGNATURE PAGE TO
                             TERMINATION AGREEMENT